POWER OF ATTORNEY
Allianz Life Insurance Company of North America

        I hereby constitute and appoint Stewart D. Gregg and Erik T. Nelson as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the list below that have been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of North America pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Allianz Life Insurance Company of North America - Registered Life and Annuity Products
Allianz Life Variable Account A	33 Act No.
ValueLife	33-11158
Valuemark Life	33-15464
Life Fund VUL	333-60206
Allianz Life Variable Account B
Valuemark II	33-23035
Valuemark III	33-72046
VIP	33-76190
Valuemark IV	333-06709
Charter	333-63719
Alterity	333-82329
Rewards	333-95729
Dimensions	333-47886
High Five	333-90260
Charter II	333-101812
High Five Bonus	333-111049

High Five L	333-120181
Custom Income	333-126217
Elite	333-134267
Vision (legacy vers)	333-139701
Connections – (RJ-legacy vers)	333-145866
Retirement Pro	333-166408
Connections – (WF-POS vers)	333-169265
Vision (POS vers)	333-171427
Retirement Advantage	333-180720
Vision (PAS vers)	333-182987
Connections (PAS vers)	333-182989
Index Advantage N-4	333-185866
Allianz Life Insurance Co of North America
Index Advantage S-1	333-185864
Index Advantage S-1 Vers 2	333-195462

By:   /s/ Jay S. Ralph

Name: Jay S. Ralph

Title:   Director and Chairman of the Board

Date:   8 January 2015

POWER OF ATTORNEY
Allianz Life Insurance Company of North America

        I hereby constitute and appoint Stewart D. Gregg and Erik T. Nelson as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the list below that have been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of North America pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Allianz Life Insurance Company of North America - Registered Life and Annuity Products
Allianz Life Variable Account A	33 Act No.
ValueLife	33-11158
Valuemark Life	33-15464
Life Fund VUL	333-60206
Allianz Life Variable Account B
Valuemark II	33-23035
Valuemark III	33-72046
VIP	33-76190
Valuemark IV	333-06709
Charter	333-63719
Alterity	333-82329
Rewards	333-95729
Dimensions	333-47886
High Five	333-90260
Charter II	333-101812
High Five Bonus	333-111049
High Five L	333-120181
Custom Income	333-126217
Elite	333-134267
Vision (legacy vers)	333-139701
Connections – (RJ-legacy vers)	333-145866
Retirement Pro	333-166408
Connections – (WF-POS vers)	333-169265
Vision (POS vers)	333-171427
Retirement Advantage	333-180720
Vision (PAS vers)	333-182987
Connections (PAS vers)	333-182989
Index Advantage N-4	333-185866
Allianz Life Insurance Co of North America
Index Advantage S-1	333-185864
Index Advantage S-1 Vers 2	333-195462

By:      /s/ Thomas Naumann

Name: Thomas K. Naumann

Title:    Director

Date:    01-12-15